LIBERTY NEWPORT JAPAN OPPORTUNITIES FUND

                           Supplement to Prospectuses dated January 1, 2003

On October 8, 2003, the Board of Trustees of the Fund voted to terminate the Fund due to the Fund's failure to grow to a size sufficient to permit its cost-effective operation. The effective date of the termination will be December 5, 2003, or as soon thereafter as practicable. In connection with its termination, the Fund will reject all purchase orders for Fund shares received after October 17, 2003 (except those purchases that are part of the Automatic Investment Plan, Automated Dollar Cost Averaging program, Automatic Divided Diversification program, dividend reinvestments and contributions to certain existing retirement plan accounts).

734-36/024Q-1003                                                October 14, 2003